Exhibit 10.1

FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This Fifth Amendment to Third Amended and Restated Credit Agreement, dated as of April 26, 2021 (this “Amendment”), is made by and among LINDBLAD EXPEDITIONS, LLC, a Delaware limited liability company (the “U.S. Borrower”), LINDBLAD MARITIME ENTERPRISES, LTD., an exempted company with limited liability incorporated and existing under the laws of the Cayman Islands (the “Cayman Borrower” and, together with the U.S. Borrower, each, individually a “Borrower” and, collectively, the “Borrowers”), LINDBLAD EXPEDITIONS HOLDINGS, INC., a Delaware corporation (“Holdings”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and the Lenders party hereto (the “Consenting Lenders”).

WHEREAS, reference is hereby made to that certain Third Amended and Restated Credit Agreement, dated as of March 27, 2018 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement, dated as of August 7, 2020, that certain Second Amendment to Third Amended and Restated Credit Agreement, dated as of December 10, 2020, that certain Incremental Assumption Agreement and Third Amendment to Third Amended and Restated Credit Agreement, dated as of December 10, 2020, that certain Fourth Amendment to Third Amended and Restated Credit Agreement, dated as of December 15, 2020, and as may have been amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement” and the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”), among the Borrowers, Holdings, the Lenders party thereto, the Administrative Agent and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as collateral agent and security trustee for the Secured Parties; capitalized terms used herein and not otherwise defined having the respective meanings set forth for such terms in the Amended Credit Agreement; and

WHEREAS, the Borrowers, the Administrative Agent and the Consenting Lenders desire to amend the Credit Agreement as set forth in this Amendment, and, pursuant to Section 9.08(b) of the Credit Agreement, the Borrowers, the Administrative Agent and the Consenting Lenders are permitted to enter into the amendments;

NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    Amendments to the Credit Agreement.

(a)    The definition of “Annualization Period” is deleted in its entirety and replaced with the following text:

“Annualization Period” means the period commencing with April 1, 2022 and ending on and including December 31, 2022.

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(b)    The definition of “Annualized EBITDA” is deleted in its entirety and replaced with the following text:

“Annualized EBITDA” means, Consolidated EBITDA (a) in the case of the Test Period ending June 30, 2022, for the fiscal quarter ending June 30, 2022 multiplied by four (4); (b) in the case of the Test Period ending September 30, 2022, for the Fiscal Quarter ending September 30, 2022 and the immediately preceding Fiscal Quarter multiplied by two (2); and (c) in the case of the Test Period ending December 31, 2022, for the Fiscal Quarter ending December 31, 2022 and the two immediately preceding Fiscal Quarters multiplied by four-thirds (4/3).

(c)    The definition of “Applicable Rate” is hereby amended by (i) deleting the text “3.00%” in clause (i)(x) thereof and replacing such text with the text “3.50%”, (ii) deleting the text “2.00%” in clause (i)(y) thereof and replacing such text with the text “2.50%”, and (iii) deleting the Applicable Rate pricing grid in clause (iii)(y) thereof in its entirety and replacing it with the following Applicable Rate pricing grid:

Applicable Rate
Pricing Level	Debt Ratings Moody’s and S&P	Eurodollar Term Loan	ABR Term Loan
1	Both B1 (stable) or better and BB-(negative) or better	3.75%	2.75%
2	Below B1 (stable) or below BB- (negative) (or if any reason Pricing Level 1 does not apply)	4.00%	3.00%

(d)    The definition of “Consolidated EBITDA” is hereby amended by adding the following proviso at the end of clause (r):

provided, further, that such amount shall not be “annualized” for purposes of determining Annualized EBITDA;

(e)    The definition of “Specified Equity Cure Period” is deleted in its entirety and replaced with the following text:

“Specified Equity Cure Period” shall mean the period from the date of receipt by the Borrowers of the proceeds of a Specified Equity Contribution on behalf of a fiscal quarter ending either June 30, 2022 or September 31, 2022 through the end of the next fiscal quarter that the Borrowers are in compliance with the Leverage Covenant.

(f)    The definition of “Waiver Period” is deleted in its entirety and replaced with the following text:

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“Waiver Period” shall mean the period from the First Amendment Effective Date through and including the date on which the Borrowers are in compliance with the Leverage Covenant as of the fiscal quarter ended June 30, 2022.

(g)    Section 5.04(c) is hereby amended by deleting the text “June 30, 2021” and replacing such text with the text “March 31, 2022”.

(h)    Section 5.04(e) is hereby amended by deleting the text in its entity and replacing such text with the following text:

(i) Within 90 days after the commencement of each fiscal year, a consolidated budget for such fiscal year and for each quarter within such fiscal year, including a projected consolidated balance sheet and related statements of projected operations and cash flows as of the end of and for such fiscal year in a form customarily prepared by Holdings and, promptly when available, any revisions of such budget (that Holdings in good faith determines to be material), and (ii) within 15 Business Days after the end of each of the first three fiscal quarters of each fiscal year during the Waiver Period, updated forecasts for the fiscal years ended December 31, 2021 and December 31, 2022, and for each quarter within such fiscal years commencing with the fiscal quarter ending June 30, 2021, in a form customarily prepared by Holdings and, promptly when available, any revisions of such forecast (that Holdings in good faith determines to be material);

(i)    Section 6.10 is deleted in its entirety and replaced with the following text:

SECTION 6.10         Financial Covenants. (a) Permit the Total Net Leverage Ratio as at such last day of such fiscal quarter ending during the relevant period set forth below to be greater than the applicable ratio set forth below.

Period	Ratio
June 30, 2018 through March 31, 2020	5.25 to 1.00
June 30, 2020 through March 31, 2022	N/A (not tested)
June 30, 2022 and thereafter	4.75 to 1.00

For the avoidance of doubt, in the case of any fiscal quarter ending on or after June 30, 2020 and on or prior to the fiscal quarter ending March 31, 2022, compliance with the above Leverage Covenant shall not be required.

(b) On or prior to March 31, 2022, on any date of determination, with respect to Holdings, the Borrowers and their respective Restricted Subsidiaries on a consolidated basis, permit the aggregate amount of cash and Cash Equivalents of Holdings, the Borrowers and their respective Restricted Subsidiaries, together with the Revolving Credit Commitments (less the amount of any then outstanding Revolving Loans and the aggregate undrawn amount of all outstanding Letters of Credit), as of such date to be less than $30,000,000 for more than five (5) consecutive Business Days.

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SECTION 2.    Representations and Warranties. Each Borrower and Holdings represents and warrants to the Administrative Agent and the Consenting Lenders that as of the Fifth Amendment Effective Date (as defined below):

(a)    this Amendment has been duly authorized, executed and delivered by it, and this Amendment and the Amended Credit Agreement constitute its valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(b)    all representations and warranties set forth in Article III of the Amended Credit Agreement and in each other Loan Document shall be true, correct and complete in all material respects on and as of the date of the Fifth Amendment Effective Date with the same effect as though made on and as of such date; provided that to the extent such representations and warranties expressly relate to an earlier date, such representations and warranties shall be true, correct and complete in all respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true, correct and complete in all respects on and as of the date of effectiveness of this Amendment or on such earlier date, as the case may be; and

(c)    at the time of and immediately after the Amendment and after giving effect to the transactions contemplated hereby and the amendments contained in the Amended Credit Agreement, no event has occurred and is continuing or will result from the consummation of this Amendment that would constitute a Default or an Event of Default.

SECTION 3.    Conditions to Effectiveness. This Amendment shall become effective on the date (the “Fifth Amendment Effective Date”) when (i) Holdings, the Borrowers, the Administrative Agent and the Consenting Lenders have signed a counterpart hereof (whether the same or different counterparts), (ii) the Administrative Agent shall have received from the Borrowers, for the account of each Consenting Lender who delivers its signature page to this Amendment by 5 pm New York time on April 26, 2021, an amendment fee in the amount equal to 0.50% of the aggregate Commitments held by such Consenting Lender, which fee (x) for the avoidance of doubt, in the case of Citibank, N.A., as Revolving Credit Lender and Third Amendment Incremental Term Lender, shall be paid separately, (y) shall be earned in full as of the Fifth Amendment Effective Date and (z) shall be non-refundable and (iii) the Administrative Agent shall have received payment of all reasonable and documented out-of-pocket expenses (including reasonable out-of-pocket attorneys’ fees of the Administrative Agent) required to be reimbursed or paid by the Borrowers under any Loan Document to the extent invoiced at least three (3) Business Days prior to the Fifth Amendment Effective Date (or such shorter period reasonably agreed by the Borrowers).

SECTION 4.    Effect of Amendment. Upon the effectiveness of this Amendment, unless the context otherwise requires, each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Amended Credit Agreement. Nothing herein shall be deemed to entitle the Borrowers or Holdings to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

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SECTION 5.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment shall become effective when it shall have been executed by the Borrowers, Holdings, the Consenting Lenders and the Administrative Agent. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission (i.e., a “pdf” or “tif” document) shall be effective as delivery of a manually executed counterpart of this Amendment. Any signature to this Amendment may be delivered by facsimile, electronic mail (including “pdf”) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Amendment. Each of the parties hereto represents and warrants to the other parties hereto that it has the corporate capacity and authority to execute this Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

SECTION 6.    Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.

SECTION 8.    Jurisdiction; Consent to Service of Process. (a) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Amendment against Holdings, the Borrowers, any Mortgaged Vessel Owning Subsidiary or their respective properties in the courts of any jurisdiction.

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(b)     Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment in any New York State or Federal court of the United States of America sitting in the Borough of Manhattan, and any appellate court from any thereof. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)     Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Amended Credit Agreement. Nothing in this Amendment will affect the right of any party to this Amendment to serve process in any other manner permitted by law. The Cayman Borrower hereby irrevocably and unconditionally agrees that service of all writs, process and summonses in any such suit, action or proceeding brought in the State of New York may be made upon the U.S. Borrower, presently located at 96 Morton Street, 9th Floor, New York, New York 10014 (the “Process Agent”). The Cayman Borrower hereby confirms and agrees that the Process Agent has been duly and irrevocably appointed as its agent to accept such service of any and all such writs, processes and summonses, and agrees that the failure of the Process Agent to give any notice of any such service of process to the Cayman Borrower shall not impair or affect the validity of such service or of any judgment based thereon, and the U.S. Borrower hereby accepts its appointment as Process Agent for the Cayman Borrower. If the Process Agent shall cease to serve as agent for the Cayman Borrower to receive service of process hereunder, the Cayman Borrower, on behalf of itself, shall promptly appoint a successor agent reasonably satisfactory to the Administrative Agent. The Cayman Borrower hereby further irrevocably consents to the service of process in any suit, action or proceeding in such courts by the mailing thereof by the Administrative Agent by registered or certified mail, postage prepaid, at its address set forth in Section 9.01 of the Amended Credit Agreement.

SECTION 9.    Severability. In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 10.    Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION 11.    Binding Effect. This Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Amended Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

LINDBLAD EXPEDITIONS, LLC
By:	/s/ Craig Felenstein
Name: Craig Felenstein
Title: Chief Financial Officer

LINDBLAD MARITIME ENTERPRISES, LTD.
By:	/s/ Craig Felenstein
Name: Craig Felenstein
Title: Chief Financial Officer

LINDBLAD EXPEDITIONS HOLDINGS, INC.
By:	/s/ Craig Felenstein
Name: Craig Felenstein
Title: Chief Financial Officer

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and a Consenting Lender
By:	/s/ William O’Daly
Name: William O’Daly
Title: Authorized Signatory

By:	/s/ Nawshaer Safie
Name: Nawshaer Safi
Title: Authorized Signatory

APIDOS CLO XI, as a Term Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By:         /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

APIDOS CLO XII, as a Term Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By:         /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

APIDOS CLO XV, as a Term Lender
BY:         Its Collateral Manager CVC Credit Partners, LLC

By:         /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

APIDOS CLO XVIII-R, as a Term Lender
By:         Its Collateral Manager CVC Credit Partners, LLC

By:         /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

APIDOS CLO XX, as a Term Lender
By:         Its Collateral Manager CVC Credit Partners, LLC

By:         /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

APIDOS CLO XXI, as a Term Lender
By:         Its Collateral Manager CVC Credit Partners, LLC

By:         /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

APIDOS CLO XXII, as a Term Lender
By:         Its Collateral Manager CVC Credit Partners, LLC

By:         /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

Apidos CLO XXIII, as a Term Lender
By:         Its Collateral Manager, CVC Credit Partners, LLC

By:         /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

APIDOS CLO XXIV, as a Term Lender
By:         Its Collateral Manager CVC Credit Partners, LLC

By:         /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

Apidos CLO XXIX, as a Term Lender

By:         /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

APIDOS CLO XXV, as a Term Lender
By:         Its Collateral Manager CVC Credit Partners

By:         /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

APIDOS CLO XXVI, as a Term Lender

By:         /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

APIDOS CLO XXVII, as a Term Lender

By:         /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

Apidos CLO XXVIII, as a Term Lender
By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC,

By:         /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

Apidos CLO XXXI, as a Term Lender
By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC,

By:         /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

Apidos CLO XXXII, as a Term Lender
By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC

By:         /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

Arch Street CLO, Ltd., as a Term Lender

By:         /s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

Black Diamond CLO 2016-1 Ltd., as a Term Lender By: Black Diamond CLO 2016-1Adviser, L.L.C.
As its Collateral Manager

By:         /s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

CITIBANK, N.A., as Revolving Credit Lender, as Consenting Lender

By:         /s/ Stuart Berman
Name: Stuart Berman
Title:         Authorized Signatory

CITIBANK, N.A., as Third Amendment Incremental Term Lender, as Consenting Lender

By:         /s/ Stuart Berman
Name: Stuart Berman
Title: Authorized Signatory

Credit Suisse Loan Funding, LLC, as a Term Lender

By:         /s/ Matt Tuck
Name: Tuck, Matt
Title: Managing Principal

Eaton Vance CLO 2013-1 LTD., as a Term Lender
BY:         Eaton Vance Management
Portfolio Manager

By:         /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Eaton Vance CLO 2014-1R, Ltd., as a Term Lender
By:         Eaton Vance Management
As Investment Advisor

By:         /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Eaton Vance CLO 2015-1 Ltd., as a Term Lender
By:         Eaton Vance Management
Portfolio Manager

By:         /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Eaton Vance Floating Rate Portfolio, as a Term Lender BY: Boston Management and Research as Investment Advisor

By:         /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Eaton Vance Floating-Rate Income Plus Fund, as a Term Lender
BY:         Eaton Vance Management as Investment Advisor

By:         /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Eaton Vance Institutional Senior Loan Fund, as a Term Lender
BY:         Eaton Vance Management as Investment Advisor

By:         /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Eaton Vance Limited Duration Income Fund, as a Term Lender
BY:         Eaton Vance Management as Investment Advisor

By:         /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Eaton Vance Floating-Rate Income Trust, as a Term Lender
BY:         Eaton Vance Management as Investment Advisor

By:         /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Eaton Vance Short Duration Diversified Income Fund, as a Term Lender
BY:         Eaton Vance Management as Investment Advisor

By:         /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Eaton Vance Multi-Asset Credit Fund, as a Term Lender
By:         Eaton Vance Management as Investment Advisor

By:         /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Eaton Vance Senior Floating-Rate Trust, as a Term Lender
BY:         Eaton Vance Management as Investment Advisor

By:         /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Eaton Vance Senior Income Trust, as a Term Lender BY: Eaton Vance Management as Investment Advisor

By:         /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

FirstBank Puerto Rico d/b/a FirstBank Florida, as a Term Lender

By:         /s/ Jose M. Lacasa
Name: Jose M. Lacasa
Title: SVP, Corporate Banking

By:         /s/ Kevin P. Flynn
Name: Kevin P. Flynn
Title: VP, Corporate Banking

Guardia 1, Ltd, as a Term Lender
By: Sculptor Loan Management LP, its investment manager
By: Sculptor Loan Management LLC, its general          partner

By:         /s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

Wellington Square Advisors Inc. as subadvisor of IA Clarington Core Plus Bond Fund, as a Term Lender

By:         /s/ Amar Dhanoya
Name: Amar Dhanoya
Title: President

Wellington Square Advisors Inc. as subadvisor of IA Clarington Floating Rate Income Fund, as a Term Lender

By:         /s/ Amar Dhanoya
Name: Amar Dhanoya
Title: President

Wellington Square Advisors Inc. as subadvisor of IA Clarington U.S. Dollar Floating Rate Income Fund, as a Term Lender

By:         /s/ Amar Dhanoya
Name: Amar Dhanoya
Title: President

JMP CREDIT ADVISORS CLO IV LTD., as a Term Lender
By: Medalist Partners Corporate Finance LLC, As Attorney-in-Fact

By:         /s/ Jeremy Phipps
Name: Jeremy Phipps
Title: Managing Director

JMP CREDIT ADVISORS CLO V LTD., as a Term Lender
By: Medalist Partners Corporate Finance LLC, As Attorney-in-Fact

By:         /s/ Jeremy Phipps
Name: Jeremy Phipps
Title: Managing Director

JPMORGAN CHASE BANK, N.A., as a Revolving Credit Lender

By:         /s/ Devin Roccisanco
Name: Devin Roccisanco
Title: Executive Director

Madison Park Funding XI, Ltd., as a Term Lender
BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:         /s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

Madison Park Funding XIX, Ltd., as a Term Lender By: Credit Suisse Asset Management, LLC, as collateral manager

By:         /s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

Madison Park Funding XL, Ltd., as a Term Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:         /s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

Madison Park Funding XLI, Ltd., as a Term Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:         /s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

Madison Park Funding XVI, Ltd., as a Term Lender BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:         /s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

MADISON PARK FUNDING XVII, LTD., as a Term Lender
BY:         Credit Suisse Asset Management, LLC, as portfolio manager

By:         /s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

Madison Park Funding XVIII, Ltd., as a Term Lender
By: Credit Suisse Asset Management, LLC as Collateral Manager

By:         /s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

Madison Park Funding XX, Ltd., as a Term Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:         /s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

Madison Park Funding XXIII, Ltd., as a Term Lender
By: Credit Suisse Asset Management, LLC as Collateral Manager

By:         /s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

Madison Park Funding XXVII, Ltd., as a Term Lender By: Credit Suisse Asset Management, LLC, as Asset Manager

By:         /s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

Madison Park Funding XXXII, Ltd., as a Term Lender By: Credit Suisse Asset Management, LLC, as Porfolio Manager

By:         /s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

Man GLG US CLO 2018-1 Ltd., as a Term Lender
By: SILVERMINE CAPITAL MANAGEMENT, LLC Its Collateral Manager

By:         /s/ Brandon Ticino
Name: Brandon Ticino
Title: Analyst

Man GLG US CLO 2018-2 Ltd., as a Term Lender
BY: Silvermine Capital Management LLC
As Collateral Manager

By:         /s/ Brandon Ticino
Name: Brandon Ticino
Title: Analyst

MEDALIST PARTNERS CORPORATE FINANCE CLO VI LTD., as a Term Lender
By: Medalist Partners Corporate Finance LLC, As Attorney-in-Fact

By:         /s/ Jeremy Phipps
Name: Jeremy Phipps
Title: Managing Director

MONROE CAPITAL CLO 2014-1, LTD., as a Term
Lender
By: Monroe Capital Management LLC, as Asset Manager and Attorney-in-fact

By:         /s/ Jeffrey Williams
Name: Jeffrey Williams
Title: Managing Director

Mountain View CLO 2013-1 Ltd., as a Term Lender By: Seix Investment Advisors LLC, as Collateral Manager

By:         /s/ George Goudelias
Name: George Goudelias
Title: Managing Director

Mountain View CLO 2016-1 Ltd., as a Term Lender By: Seix Investment Advisors LLC, as Collateral Manager

By:         /s/ George Goudelias
Name: George Goudelias
Title: Managing Director

Mountain View CLO 2017-1 Ltd., as a Term Lender By: Seix Investment Advisors LLC, as Collateral Manager

By:         /s/ George Goudelias
Name: George Goudelias
Title: Managing Director

Mountain View CLO 2017-2 Ltd., as a Term Lender By: Seix Investment Advisors LLC, as Collateral Manager

By:         /s/ George Goudelias
Name: George Goudelias
Title: Managing Director

Mountain View CLO IX Ltd., as a Term Lender
By: Seix Investment Advisors LLC, as Collateral Manager

By:         /s/ George Goudelias
Name: George Goudelias
Title: Managing Director

Mountain View CLO X Ltd., as a Term Lender
By: Seix Investment Advisors LLC, as Collateral Manager

By:         /s/ George Goudelias
Name: George Goudelias
Title: Managing Director

Ocean Trails CLO IV, as a Term Lender
By: Five Arrows Managers North America LLC as Asset Manager

By:         /s/ Etton Soriano
Name: Etton Soriano
Title: Investment Manager

Ocean Trails CLO VI, as a Term Lender
By: Five Arrows Managers North America LLC
as Asset Manager

By:         /s/ Etton Soriano
Name: Etton Soriano
Title: Investment Manager

OZLM FUNDING II, LTD., as a Term Lender
By: Sculptor Loan Management LP, its portfolio manager
By: Sculptor Loan Management LLC, its general partner

By:         /s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

OZLM FUNDING III, LTD., as a Term Lender
By: Sculptor Loan Management LP, its portfolio manager
By: Sculptor Loan Management LLC, its general partner

By:         /s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

OZLM FUNDING IV, LTD., as a Term Lender
By: Och-Ziff Loan Management LP, its portfolio manager
By: Och-Ziff Loan Management LLC, its general partner

By:         /s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

OZLM FUNDING, LTD., as a Term Lender
By: OZ CLO Management LLC, its portfolio manager

By:         /s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

OZLM IX, LTD., as a Term Lender
By: Sculptor Loan Management LP, its portfolio manager
By: Sculptor Loan Management LLC, its general partner

By:         /s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

OZLM VI, LTD., as a Term Lender
By: Sculptor Loan Management LP, its portfolio manager
By: Sculptor Loan Management LLC, its general partner

By:         /s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

OZLM VII, LTD., as a Term Lender
By: Sculptor Loan Management LP, its portfolio manager
By: Sculptor Loan Management LLC, its general partner

By:         /s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

OZLM VIII, LTD., as a Term Lender
By: Sculptor Loan Management LP, its portfolio manager
By: Sculptor Loan Management LLC, its general partner

By:         /s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

OZLM XI, LTD., as a Term Lender
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:         /s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

OZLM XII, LTD., as a Term Lender
By: Sculptor Loan Management LP, its portfolio manager
By: Sculptor Loan Management LLC, its general partner

By:         /s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

OZLM XIII, Ltd., as a Term Lender
By: Sculptor Loan Management LP, its portfolio manager
By: Sculptor Loan Management LLC, its general partner

By:         /s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

OZLM XIV, LTD., as a Term Lender
By: Sculptor Loan Management LP, its portfolio manager
By: Sculptor Loan Management LLC, its general partner

By:         /s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

OZLM XIX, Ltd., as a Term Lender
By: OZ CLO Management LLC, its collateral manager

By:         /s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

OZLM XV, LTD., as a Term Lender
By: Sculptor Loan Management LP, its portfolio manager
By: Sculptor Loan Management LLC, its general partner

By:         /s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

OZLM XVI, Ltd., as a Term Lender
By: OZ CLO Management LLC, its successor portfolio manager

By:         /s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

OZLM XVII, Ltd., as a Term Lender
By: OZ CLO Management LLC, its collateral manager

By:         /s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

OZLM XVIII, LTD, as a Term Lender
By: Sculptor Loan Management LP, its portfolio manager
By: Sculptor Loan Management LLC, its general partner

By:         /s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

OZLM XX, LTD, as a Term Lender
By: Sculptor Loan Management LP, its portfolio manager
By: Sculptor Loan Management LLC, its general partner

By:         /s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

OZLM XXI Ltd., as a Term Lender

By:         /s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

OZLM XXII, Ltd., as a Term Lender
By:         OZ CLO Management LLC, its collateral manager

By:         /s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

OZLM XXIII, Ltd., as a Term Lender
By: Sculptor Loan Management LP, its portfolio manager
By: Sculptor Loan Management LLC, its general partner

By:         /s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

OZLM XXIV, Ltd., as a Term Lender
By: Sculptor Loan Management LP, its portfolio manager
By: Sculptor Loan Management LLC, its general partner

By:         /s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

Regatta II Funding LP, as a Term Lender
By: Napier Park Global Capital (US) LP
Attorney-in-fact

By:         /s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

REGATTA IX FUNDING LTD., as a Term Lender
By: Regatta Loan Management LLC
its Collateral Manager

By:         /s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

Regatta VI Funding Ltd, as a Term Lender
By: Regatta Loan Management LLC its Collateral Manager

By:         /s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

Regatta VII Funding Ltd, as a Term Lender
By: Regatta Loan Management LLC its Collateral Manager

By:         /s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

REGATTA VIII FUNDING LTD, as a Term Lender
By: Regatta Loan Management LLC
attorney-in-fact

By:         /s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

REGATTA X FUNDING LTD., as a Term Lender
By: Regatta Loan Management LLC
its Collateral Manager

By:         /s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

REGATTA XI FUNDING LTD., as a Term Lender
By: Regatta Loan Management LLC
its Collateral Manager

By:         /s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

Regatta XII Funding Ltd., as a Term Lender
By:         Regatta Loan Management LLC, its Collateral Manager

By:         /s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

Regatta XIII Funding Ltd., as a Term Lender
By: Napier Park Global Capital (US) LP
Attorney-in-fact

By:         /s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

Regatta XIV Funding Ltd., as a Term Lender
By: Regatta Loan Management LLC, its Collateral Manager

By:         /s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

Regatta XV Funding Ltd., as a Term Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager

By:         /s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

Regatta XVI Funding Ltd., as a Term Lender
By: Regatta Loan Management LLC, its Collateral Manager

By:         /s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

Saratoga Investment Corp. CLO 2013-1, Lrd. , as a Term Lender

By:         /s/ Pavel Antonov
Name: Pavel Antonov
Title: Authorized Signatory

Sculptor Institutional Income Master Fund, Ltd., as a Term Lender
By: Sculptor Loan Management LP, its collateral manager
By: Sculptor Loan Management LLC, its general partner

By:         /s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

Senior Debt Portfolio, as a Term Lender
BY: Boston Management and Research as Investment Advisor

By:         /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Silvermore CLO, LTD., as a Term Lender

By:         /s/ Brandon Ticino
Name: Brandon Ticino
Title: Analyst

TELOS CLO 2013-3, Ltd., as a Term Lender
By: Atalaya Capital Telos LLC as Collateral Manager

By:         /s/ Jonathan Tepper
Name: Jonathan Tepper
Title: Managing Director

TELOS CLO 2013-4, Ltd., as a Term Lender
By: Atalaya Capital Telos LLC as Collateral Manager

By:         /s/ Jonathan Tepper
Name: Jonathan Tepper
Title: Managing Director

TELOS CLO 2014-5, Ltd., as a Term Lender
By: Atalaya Capital Telos LLC as Collateral Manager

By:         /s/ Jonathan Tepper
Name: Jonathan Tepper
Title: Managing Director

TELOS CLO 2014-6, Ltd, as a Term Lender
By: Atalaya Capital Telos LLC as Collateral Manager

By:         /s/ Jonathan Tepper
Name: Jonathan Tepper
Title: Managing Director

Venture 31 CLO, Limited, as a Term Lender
By: its investment advisor
MJX Venture Management III LLC

By:         /s/ Lewis Brown
Name: Lewis Brown
Title: Managing Director / Head of Trading

Venture 32 CLO, Limited, as a Term Lender
By: its investment advisor
MJX Asset Management LLC

By:         /s/ Lewis Brown
Name: Lewis Brown
Title: Managing Director / Head of Trading

Venture 33 CLO, Limited, as a Term Lender
By: its investment advisor
MJX Asset Management LLC

By:         /s/ Lewis Brown
Name: Lewis Brown
Title: Managing Director / Head of Trading

Venture 35 CLO, Limited, as a Term Lender
By: its investment advisor
MJX Asset Management LLC

By:         /s/ Lewis Brown
Name: Lewis Brown
Title: Managing Director / Head of Trading

Venture 38 CLO, Limited, as a Term Lender
By: its investment advisor
MJX Venture Management III LLC

By:         /s/ Lewis Brown
Name: Lewis Brown
Title: Managing Director / Head of Trading

Venture 41 CLO, Limited, as a Term Lender
By: its investment advisor
MJX Venture Management III LLC

By:         /s/ Lewis Brown
Name: Lewis Brown
Title: Managing Director / Head of Trading

VENTURE XIV CLO, Limited, as a Term Lender
By: its investment advisor
MJX Venture Management LLC

By:         /s/ Lewis Brown
Name: Lewis Brown
Title: Managing Director / Head of Trading

Venture XXIII CLO, Limited, as a Term Lender
By: its investment advisor
MJX Asset Management LLC

By:         /s/ Lewis Brown
Name: Lewis Brown
Title: Managing Director / Head of Trading

Venture XXVI CLO, Limited, as a Term Lender
By: its investment advisor
MJX Venture Management LLC

By:         /s/ Lewis Brown
Name: Lewis Brown
Title: Managing Director / Head of Trading

Venture XXVIII CLO, Limited, as a Term Lender
By: its investment advisor
MJX Venture Management II LLC

By:         /s/ Lewis Brown
Name: Lewis Brown
Title: Managing Director / Head of Trading

WEBBANK, as a Term Lender

By         /s/ Jason Lloyd
Name: Jason Lloyd
Title: President

Wind River 2015-1 CLO Ltd., as a Term Lender
By First Eagle Alternative Credit SLS, LLC, its Portfolio Manager

By:         /s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

BARINGS CLO LTD. 2013-I,
as Consenting Lender
By: Barings LLC as Collateral Manager

By:
Name: Jeffrey Stewart
Title: Director

BARINGS CLO LTD. 2019-III,
as Consenting Lender
By: Barings LLC as Collateral Manager

By:
Name: Jeffrey Stewart
Title: Director

BARINGS CLO LTD. 2018-IV,
as Consenting Lender
By: Barings LLC as Collateral Manager

By:
Name: Jeffrey Stewart
Title: Director

BARINGS CLO LTD. 2018-III,
as Consenting Lender
By: Barings LLC as Collateral Manager

By:
Name: Jeffrey Stewart
Title: Director

BARINGS CLO LTD. 2018-I,
as Consenting Lender
By: Barings LLC as Collateral Manager

By:
Name: Jeffrey Stewart
Title: Director

BARINGS CLO LTD. 2017-I,
as Consenting Lender
By: Barings LLC as Collateral Manager

By:
Name: Jeffrey Stewart
Title: Director

BARINGS CLO LTD. 2016-II,
as Consenting Lender
By: Barings LLC as Collateral Manager

By:
Name: Jeffrey Stewart
Title: Director

BABSON CLO LTD. 2014-I,
as Consenting Lender
By: Barings LLC as Collateral Manager

By:
Name: Jeffrey Stewart
Title: Director

BARINGS CLO LTD. 2019-II,
as Consenting Lender
By: Barings LLC as Collateral Manager

By:
Name: Jeffrey Stewart
Title: Director

BARINGS CLO LTD. 2019-I,
as Consenting Lender
By: Barings LLC as Collateral Manager

By:
Name: Jeffrey Stewart
Title: Director

BARINGS CLO LTD. 2018-II,
as Consenting Lender
By: Barings LLC as Collateral Manager

By:
Name: Jeffrey Stewart
Title: Director

BARINGS CLO LTD. 2015-I,
as Consenting Lender
By: Barings LLC as Collateral Manager

By:         /s/ Jeffrey Stewart
Name: Jeffrey Stewart
Title: Director